SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 18, 1999




                             FINE HOST CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                    000-28590                 06-1156070
(State of other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)             Identification No.)



3 Greenwich Office Park, Greenwich, CT                               06831
(Address of principal executive offices)                           Zip Code




Registrant's telephone number, including area code: (203) 629-4320

Item 3.    Bankruptcy or Receivership

On May 18,  1999,  the U.S.  Bankruptcy  Court for the  District  of Delaware in
Wilmington (the "Court") confirmed the Second Amended Plan of Reorganization (the "Reorganization Plan") of Fine Host Corporation (the "Company" or "Fine Host"), as modified by the Modifications to the Second Amended Plan of Reorganization dated May 17, 1999, annexed hereto as Exhibit 2.2. A copy of the Reorganization Plan was filed as Exhibit 2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 1998, and is incorporated herein by reference. Information as to (i) the assets and liabilities of the Company, as presented to the Court, (ii) the number of shares of common stock of the Company issued and outstanding, (iii) the number of shares of common stock of the Company reserved for future issuance in respect of claims and interests filed and allowed under the Reorganization Plan, and (iv) the aggregate total of such numbers is contained in the Reorganization Plan and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c) Exhibits: The following Exhibit is incorporated by reference:

Exhibit 2.1 Second Amended Plan of Reorganization, was included in the Exhibits of the registrant's Form 10-K Annual Report for the fiscal year ended December 30, 1998.

              The following Exhibits are filed as part of this report:

Exhibit 2.2 Modifications to the Second Amended Plan of Reorganization dated May 17, 1999.

Exhibit 99.1 Additional Exhibits: Press Release of Fine Host Corporation, dated
             May 18, 1999.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     FINE HOST CORPORATION




Dated:  May 26, 1999                           By:    /s/  William D. Forrest
                                                      -----------------------
                                               Name:     William D. Forrest
                                               Title: President and Chief
                                                      Executive Officer

                                  EXHIBIT INDEX


Exhibit  The following Exhibit is incorporated by reference:

         Exhibit 2.1 Second Amended Plan of Reorganization, was included in the Exhibits of the registrant's Form 10-K Annual Report for the fiscal year ended December 30, 1998.

         The following Exhibits are filed as part of this report:

         Exhibit 2.2 Modifications to the Second Amended Plan of Reorganization dated May 17, 1999.

         Exhibit 99.1 Additional Exhibits:  Press Release of Fine Host
                      Corporation, dated May 18, 1999.